Exhibit 23.1

                     [Letterhead of KPMG Peat Marwick, LLP.]

The Board of Directors
Pinnacle Bankshares


We consent to the use of our report included in the Annual Report on Form 10-KSB for the year ended December 31, 1997 incorporated herein by reference.


                                            /s/  KPMG Peat Marwick, LLP

Roanoke, Virginia
September 14, 1998


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